SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2003

                   Bear Stearns Asset Backed Securities, Inc.
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                 (Exact name of registrant specified in Charter)

    Delaware                         333-91334                13-3836437
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
  of incorporation)                                         Identification No.)

       383 Madison Avenue
          New York, NY                                          10179
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   (Address of principal executive                             Zip Code
               offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-2000


                                 Not Applicable
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         (Former name and former address, if changed since last report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)

          EXHIBIT NO.    DESCRIPTION

             25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain Exhibits are incorporated by reference to Exhibit 25 filed with registration statement number 33-66026 or Exhibit 25 filed with Registration Statement number 333-43005).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BEAR STEARNS ASSET BACKED SECURITIES, INC.
Date:  March 10, 2003


                                     By: /S/ JONATHAN LIEBERMAN
                                         Name: Jonathan Lieberman
                                         Title: Senior Managing Director


                                INDEX TO EXHIBITS

          EXHIBIT NO.    DESCRIPTION

             25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain Exhibits are incorporated by reference to Exhibit 25 filed with registration statement number 33-66026 or Exhibit 25 filed with Registration Statement number 333-43005).